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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      August 20, 1998
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                              R&R Resources, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

      #000-23851                                   86-0874841
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(Commission File Number)                (IRS Employer Identification No.)


3241 South First Street, Abilene, Texas                    79605
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (915) 673-1521
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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R&R RESOURCES -- 8-K -- AUGUST 20, 1998 -- PAGE 2


Item  1.  Changes in Control of Registrant.

None.

Item  2.  Acquisition or Disposition of Assets.

R&R announced an agreement in principle to acquire all of the private stock and assets of Subsurface Energy Corp. on May 28, 1997. (See Exhibit 99.1, News Release.) The agreement was subject to a final report by a third-party expert.

     On June 30, 1998 -- the final day of the second quarter for R&R -- Nova Petroleum submitted an analysis that indicated the assets of Subsurface to be approximately $29,000,000, bringing R&R's total assets to $49,381,788. The consideration was 2,060,000 restricted shares of R&R's Common Stock. This represents approximately 22% of the total shares outstanding, which are 9,155,230. Management does not perceive this as any change in control of the company. See Exhibit 99.1. The incorporation of the assets and the results of operations are included in the second quarter financial statement. However, the results of operations from Subsurface were minimal for the second quarter.

Item  3.  Bankruptcy or Receivership.

None.

Item  4.  Changes in Registrant's Certifying Accountant.

None.

Item  5.  Other Events.

None.

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R&R RESOURCES -- 8-K -- AUGUST 20, 1998 -- PAGE 3


Item  6.  Resignations of Registrant's Directors.

None.

Item  7.  Financial Statements and Exhibits.

No "pro forma" financial information is available from the privately-held Subsurface Energy, which was not required to compile such information. The Nova Petroleum report can be filed as supplemental information. However, this data is primarily regarding valuations of assets. The stock issued for assets was based on an estimate by the R&R Board of Directors. The final Nova report was within the parameters expected by the Board to issue the shares.

Item  8.  Change in Fiscal Year.

None.

Item  9.  Sales of Equity Securities Pursuant to Regulation "S".

None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                       (Registrant)


Date                                      By
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                                                       (Signature)